SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: May 20, 2003
(Date of earliest event reported)



                           DVI Receivables Corp. VIII
             (Exact name of registrant as specified in its charter)


Delaware                           333-81454                        25-1824149
--------                           ---------                        ----------
(State or Other Jurisdiction      (Commission                 (I.R.S. Employer
of Incorporation)                 File Number)             Identification No.)


                    2500 York Road, Jamison, Pennsylvania                  18929
                    -------------------------------------                  -----
                   (Address of Principal Executive Office)            (Zip Code)


        Registrant's telephone number, including area code:(215) 488-5000
                                                           --------------


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Item 5.           Other Events.
                  ------------

Item 7.           Financial Statements, PRO FORMA Financial Information and
                  Exhibits
                  ---------------------------------------------------------

         (a)      Financial Statements.
                  --------------------

                  Not applicable.

         (b)      PRO FORMA Financial Information.
                  -------------------------------

                  Not applicable.

         (c)      Exhibits
                  --------



                      ITEM 601(A) OF
                      REGULATION S-K
EXHIBIT NO.           EXHIBIT NO.                DESCRIPTION
-----------           -----------                -----------

    1                     25.1                   Statement of eligibility, of
                                                 U.S. Bank National Association
                                                 on Form T-1 under the Trust
                                                 Indenture Act of 1939 of a
                                                 Corporation designated to act
                                                 as Trustee.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                           DVI RECEIVABLES CORP. VIII

                                           BY:    /s/ Steven R. Garfinkel
                                                  -----------------------
                                           NAME:      Steven R. Garfinkel
                                           TITLE:     EVP and CFO

Dated: May 20, 2003

                                  EXHIBIT INDEX


                          Item 601 (a) of Sequentially
Exhibit                   Regulation S-K                     Numbered
Number                    Exhibit No.                        Description
------                    -----------                        -----------

1                             25.1                           Form T-1